UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 15, 2010

APAC Customer Services, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Illinois	0-26786	36-2777140
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2333 Waukegan Road, Suite 100, Bannockburn, Illinois		60015
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	847-374-4980

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) On June 15, 2010, APAC Customer Services, Inc. (the “Registrant”) held its Annual Meeting of Stockholders.

(b) Registrant’s stockholders voted as follows to elect seven directors to Registrant’s Board of Directors:

Directors:	For All:	Withhold For All:	Broker Non Votes:
Katherine Andreasen	42,811,465	562,000	5,162,889
Kevin T. Keleghan	42,746,935	626,530	5,162,889
Michael P. Marrow	42,816,165	557,300	5,162,889
John J. Park	42,816,165	557,300	5,162,889
Theodore G. Schwartz	42,806,677	566,788	5,162,889
Samuel K. Skinner	42,480,430	893,035	5,162,889
John L. Workman	42,816,065	557,400	5,162,889

(c) Registrant’s stockholders voted as follows to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm:

For:	Against:	Abstain:	Broker Non Votes:
48,516,731	16,623	3,000	0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APAC Customer Services, Inc.

June 16, 2010	By:	Robert B. Nachwalter

Name: Robert B. Nachwalter
Title: SVP and General Counsel